EXHIBIT 23.1
                                                                    ------------




                       Consent of Independent Accountants

We consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-127254, 333-117256, 333-115571) and Form S-8 (No. 333-106311)
of our report dated February 16, 2006, appearing in this Form 10-KSB, of GMX Resources Inc.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                       Smith, Carney & Co., p.c.





Oklahoma City, OK
March 31, 2006